AWARD/CONTRACT       J

1.         THIS CONTRACT IS A RATED ORDER
           UNDER DPAS (15 CFR 350)

RATING     DOC9

Page 1 of 2 pages

2.         CONTRACT (Proc. Instr. Ident.) No.
                                SP0430-00-D-4015

3.         EFFECTIVE DATE
           2000 JAN 12

4.         REQUISITION/PURCHASE REQUEST/PROJECT NO.
                                 ARG99035045001

5.         ISSUED BY:

           Defense Supply Center Richmond                     CODE SP0400
           ATTN: DSCR Procurement
           8000 Jefferson Davis Highway
           Richmond, Virginia  23297-5814
           Local Administrator: PK3, (804) 279-5914

6.         ADMINISTERED BY: (if other than Item 5):

           DEFENSE SUPPLY CENTER RICHMOND           CODE SP040
           BUSINESS OPERATIONS
           8000 JEFFERSON DAVIS HWY
           RICHMOND    VA  23297-5770

           Criticality: To be cited on each order                    PAS: None

7.         NAME AND ADDRESS OF CONTRACTOR

           PERFORMANCE CONTROL LLC
           4220 VARSITY DR SUITE E
           ANN ARBOR MI  48108

8.         DELIVERY

           [  ]  FOB ORIGIN               [X] OTHER (See below)

9.         DISCOUNT FOR PROMPT PAYMENT

                               2% 10, NET 30 days

10.        Submit Invoices (4 copies unless otherwise specified) TO THE ADDRESS
           SHOWN IN:

           ITEM 12

11.        SHIP TO/MARK FOR

           See Schedule - Do Not Ship to Address in Block 5

12.        PAYMENT WILL BE MADE BY

           S44073 DFAS -  COLUMBUS CENTER           CODE s44073
           DFAS-CO-LSCAC
           P O BOX 182317
           COLUMBUS OH  43218-6231                  EFT: T

13.        AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:

           [X]  10 USC 2304(c)(1)

15B.       See Schedule

15G.       TOTAL AMOUNT OF CONTRACT:  $395,247.50

16.        TABLE OF CONTENTS

           PART 1 - THE SCHEDULE
           [X]  Sec ASolicitation/Contract Form                         1 page
           [X]  Sec BSupplies or Services and Prices/Cost               3 pages

           PART II - CONTRACT CLAUSES
           [X]  Sec IContract Clauses                                   40 pages

18.        [X]  AWARD
           (Contractor is not required to sign this document)

           Your offer on Solicitation Number SP043099R1343, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

20.        NAME OF CONTRACTING OFFICER

           KREYLON V. CREWE

20B.       UNITED STATES OF AMERICA

           By: /s/ Kreylon V. Crewe
           (Signature of Contracting Officer

20C.       DATE SIGNED
           04 JAN 00

[CONTINUATION SHEET]

Contract Number: SP0430-00-D-4015

Page 2 of 2 pages


This is a Requirements Contract. Orders may be issued on this contract for a period of 01/12/00 THRU 01/11/01.

NOTE: Actual unit prices will be specified on individual delivery orders issued under this contract. The estimated amount in Block 15G is for administrative purposes only.

ARG99035045001 APPLIES.

THIS IS A POPs REQUIREMENTS TYPE CONTRACT FOR THE BASE YEAR AND FOUR OPTION YEARS. THE ESTIMATED ANNUAL QUANTITY FOR ALL NSNs IS 5 EACH.

NEGOTIATIONS, CONFIRMED BY FAX LETTER OF DECEMBER 15, 1999, RESULTED IN REVISED PRICING LISTED ON PAGE 2a, CHANGE IN PRLI/CLIN #24 P/N TO PC3-4-40-11-52, AND INCLUSION OF DSCR CLAUSE 52.211-9G69, BAR CODING REQUIREMENTS FOR DIRECT VENDOR DELIVERY (DVD) SHIPMENT, IN THE AWARD, PAGE 2b.

FOB DESTINATION WITH INSPECTION AND ACCEPTANCE IN ACCORDANCE WITH FAST PAY PROCEDURES. DELIVERY IS 14 DAYS.

SEE FAR CLAUSE 52.216-19 (SECTION I)
MINIMUM DELIVERY ORDER QUANTITY IS 1 EACH
MAXIMUM DELIVERY ORDER QUANTITY IS 5 EACH